UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2025

Seven Hills Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34383	20-4649929
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458	02458-1634
(Address of principal executive offices)	(Zip Code)

(617) 332-9530
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Titles of Each Class	Trading Symbol	Name of exchange on which registered
Common Shares of Beneficial Interest	SEVN	The Nasdaq Stock Market LLC
Rights to Purchase Common Shares of Beneficial Interest	SEVNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 10, 2025, Seven Hills Realty Trust, or the Company, commenced its previously announced offering of transferable subscription rights, or the Rights, and distributed the Rights to shareholders of record as of 5:00 p.m., New York City time, on November 10, 2025, or the Record Shareholders, entitling the holders to subscribe for up to an aggregate of 7,532,861 of the Company’s common shares of beneficial interest, $0.001 par value per share, or the Common Shares.

The Rights are expected to be listed for trading on The Nasdaq Stock Market LLC under the symbol “SEVNR” and therefore will be transferable and will allow the holders to purchase additional Common Shares.

The offering is being made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-290401) that was previously filed with the Securities and Exchange Commission, or the SEC, and was declared effective on September 29, 2025, or the Registration Statement. The offering will only be made by means of the prospectus supplement dated October 30, 2025, and the accompanying base prospectus dated September 29, 2025, copies of which will be mailed to all Record Shareholders, and can be accessed through the SEC’s website at www.sec.gov. Additional information regarding the offering and the exercise of the Rights may be obtained from the Company’s information agent, D.F. King & Co., Inc., toll-free at (866) 342-4881 or by email at SEVN@dfking.com.

In connection with the offering, the Company is filing certain ancillary documents as Exhibits 4.1, 99.1, 99.2, 99.3, 99.4, 99.5, and 99.6 to this Current Report on Form 8-K for the purpose of incorporating such items by reference to the Registration Statement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or any of its subsidiaries, nor shall there be any offer, solicitation or sale of any securities of the Company or any of its subsidiaries in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
4.1	Form of Subscription Rights Certificate (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form 8-A filed with the SEC on November 7, 2025).
5.1	Opinion of Duane Morris LLP.
23.1	Consent of Duane Morris LLP (included in Exhibit 5.1).
99.1	Form of Instruction Letter as to Use of Rights Certificate.
99.2	Form of Notice to Shareholders Who Are Record Holders.
99.3	Form of Notice to Shareholders Who Are Acting as Nominees.
99.4	Form of Notice to Clients of Shareholders Who Are Acting as Nominees.
99.5	Form of Beneficial Owner Election Form.
99.6	Form of Notice of Guaranteed Delivery.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN HILLS REALTY TRUST

By:	/s/ Matthew C. Brown
Name:	Matthew C. Brown
Title:	Chief Financial Officer and Treasurer

Date: November 10, 2025